UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 East Houston Street, Suite 1300 San Antonio, Texas		78205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 344-3400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Biglari Holdings Inc.’s (the “Company”) 2011 annual meeting of shareholders (the “Annual Meeting”) is currently scheduled to be held on April 7, 2011 in New York City. The Company expects the matters to be voted on at the Annual Meeting to include:  (1) the election of directors; (2) a proposal to create two classes of common stock of the Company; (3) the say-on-pay and frequency of say-on-pay votes required under the Dodd-Frank Wall Street Reform and Consumer Protection Act; and (4) the ratification of the Company’s auditors.

The proposal to divide the Company’s common stock into two classes would stipulate that the existing common stock be re-designated as Class A Common Stock, whose rights, powers and privileges would remain the same, except as described in the remainder of this paragraph.  The proposal would create a new class of non-voting, non-convertible Class B Common Stock.  It is further anticipated that the Class A Common Stock would be convertible into as few as 20 and as many as 50 shares of the Class B Common Stock.  The full terms of the Class A and Class B Common Stock will be described in the proxy statement accompanying the Annual Meeting. These terms are subject to the approval of the Company’s stockholders and the New York Stock Exchange.

Important Information Concerning the Proxy Solicitation

The Company intends to file a preliminary proxy statement (as it may be amended or supplemented, the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the solicitation of proxies in connection with the Annual Meeting.

The Company strongly advises all shareholders to read the Proxy Statement when it becomes available because it will contain important information.  The Proxy Statement will be available at no charge on the SEC’s web site at http://www.sec.gov.  In addition, the Company will provide copies of the definitive Proxy Statement, when it becomes available, without charge, upon request.  Requests for copies should be directed to the Company’s proxy solicitor, Morrow & Co., LLC, toll-free at (800) 607-0088, banks and brokerage firms call (203) 658-9400.

The participants in the proxy solicitation are anticipated to be the Company, together with its directors and executive officers named in the Proxy Statement (collectively, the “Participants”).  Shareholders may obtain information regarding the Participants’ direct or indirect interests, by security holdings or otherwise, in the Company by referring to the Proxy Statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 28, 2010	BIGLARI HOLDINGS INC.

	By:	/s/ Duane E. Geiger
		Name:	Duane E. Geiger
		Title:	Interim Chief Financial Officer